SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 14, 2006

                          Level 3 Communications, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                                              47-0210602
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                               Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado                                  80021
(Address of principal executive offices)                              (Zip code)

                                  720-888-1000
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities

On April 14, 2006, Level 3 Communications, LLC ("Level 3 Communications"), entered into a purchase agreement (the "Purchase Agreement") with MCCC ICG Holdings, LLC ("MCCC") and solely for purposes of certain portions of the Purchase Agreement, Level 3 Communications, Inc. ("Level 3"), pursuant to which Level 3 Communications would purchase from MCCC all of the stock of ICG Communications, Inc., a privately held Colorado-based telecommunications company ("ICG").

Under the terms of the Purchase Agreement, Level 3 Communications expects to pay total consideration of $163 million, consisting of $127 million in unregistered shares of Level 3 common stock and $36 million in cash, subject to adjustments based on working capital and other matters. The number of shares of Level 3 common stock to be delivered will be determined by the result of dividing $127 million by the average of the volume-weighted sales price per share of Level 3 common stock for the seven consecutive trading days on the Nasdaq National Market ending the second business day immediately preceding the closing date. The Purchase Agreement also gives Level 3 Communications a cash substitution right that allows it to pay additional cash consideration instead of shares of Level 3 common stock.

The transaction does not include ICG's investments in New Global Telecom or Mpower Holding Corporation. Closing is expected to occur mid-year 2006 and is subject to customary closing conditions, including receipt of applicable state and federal regulatory approvals. The Purchase Agreement contains customary representations, warranties, covenants and indemnities.

The shares of Level 3 common stock issued, if any, will be sold to MCCC pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended.

Level 3, MCCC, Columbia Capital Equity Partners III(QP), L.P., Columbia Capital Equity Partners III (Cayman), L.P., Columbia Capital Equity Partners III (AI), L.P., Columbia Capital Equity Investors III, L.L.C., Columbia Capital Employees Investors III, L.L.C., M/C Venture Partners V, L.P., M/C Venture Investors, L.L.C., Chestnut Venture Partners, L.P., and Bear Investments, LLLP (Columbia Capital Equity Partners III(QP), L.P., Columbia Capital Equity Partners III (Cayman), L.P., Columbia Capital Equity Partners III (AI), L.P., Columbia Capital Equity Investors III, L.L.C., Columbia Capital Employees Investors III, L.L.C., M/C Venture Partners V, L.P., M/C Venture Investors, LLC, Chestnut Venture Partners, L.P., and Bear Investments, LLLP are collectively referred to as the "Seller Owners") intend to enter into a registration rights agreement on the closing of the transaction contemplated by the Purchase Agreement (the "Registration Rights Agreement") with respect to any shares of Level 3 common stock to be issued to MCCC. Pursuant to the Registration Rights Agreement and within five business days following the consummation of the transaction contemplated by the Purchase Agreement, Level 3 will be required to file a registration statement covering the shares of Level 3 common stock issued to MCCC under the Purchase Agreement. The Level 3 common stock will also be subject to a transfer restriction that limits the number of shares MCCC and Seller Owners can sell (with certain exceptions) on any given day. This transfer restriction expires 180 days from the effective date of the registration statement (the "Effective Date"). In addition, pursuant to the Registration Rights Agreement (with certain exceptions), (i) at any time after the Effective Date (with certain exceptions), MCCC and Seller Owners shall not, and shall not permit any of their affiliates to knowingly make any direct transfer of the Level 3 common stock in a negotiated transaction to one or more persons that would result in the acquirer holding economic or voting ownership in excess of five percent (5%) or more of the Level 3 common stock and (ii) at any time after the Effective Date and prior to June 30, 2006, MCCC and the Seller Owners shall not knowingly and shall not knowingly permit any of their affiliates to knowingly make any direct transfer of the Level 3 common stock in a negotiated transaction to one or more persons that would result in the acquirer holding economic or voting ownership in excess of ten percent (10%) or more of the Level 3 common stock.

The form of Registration Rights Agreement is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference. The descriptions of the material terms of the Registration Rights Agreement are qualified in their entirety by reference to such exhibit.

Item 8.01. Other Events

On April 17, 2006, Level 3 issued a press release announcing that it has signed a definitive agreement to acquire all of the stock of ICG Communications, Inc., a privately held Colorado-based telecommunications company. The press release is filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired
None

(b) Pro forma financial information
None

(c) Shell company transactions
None

(d) Exhibits

10.1 Form of Registration Rights and Transfer Restriction Agreement by and among Level 3 Communications, Inc., MCCC ICG Holdings, LLC, Columbia Capital Equity Partners III(QP), L.P., Columbia Capital Equity Partners III (Cayman), L.P., Columbia Capital Equity Partners III (AI), L.P., Columbia Capital Equity Investors III, L.L.C., Columbia Capital Employees Investors III, L.L.C., M/C Venture Partners V, L.P., M/C Venture Investors, L.L.C., Chestnut Venture Partners, L.P., and Bear Investments, LLLP to be entered into on the closing of the transaction contemplated by the Purchase Agreement.

99.1 Press  Release,  dated  April 17,  2006,  of Level 3  Communications,  Inc.
     relating to the signing of a definitive agreement to acquire all of the stock of ICG Communications, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Level 3 Communications, Inc.



April 19, 2006                             By:    /s/ Neil J. Eckstein
Date                                     Neil J. Eckstein, Senior Vice President